UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 28, 2007 (February 27, 2007)
Date of Report
(Date of earliest event reported)

EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 659-3500

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2007, EV Energy Partners, L.P. (the “Partnership”) entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with several institutional and private investors named therein whereby it privately placed 3,935,743 common units representing limited partner interests in the Partnership (“Common Units”) at a per unit price of $24.90 for aggregate net proceeds of $98 million (the “Private Placement”). EV Energy GP, L.P., the Partnership’s general partner, also contributed $2.0 million to the Partnership for the continuation of its 2.0% general partner interest in the Partnership.

In completing the Private Placement, the Partnership relied on the provisions of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), in claiming exemption for the offering, sale and delivery of such securities from registration under the Securities Act.

A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

In connection with the Private Placement, the Partnership also agreed to file a registration statement with the Securities and Exchange Commission covering the Common Units. A copy of the Registration Rights Agreement is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02. Unregistered Sale of Securities.

The disclosure set forth above under Item 1.01 to this Current Report is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*	Purchase Agreement, dated February 27, 2007, by and among EV Energy Partners, L.P., and the Purchasers named therein.

10.2	Registration Rights Agreement, dated February 27, 2007, by and among EV Energy Partners, L.P., and the Purchasers named therein.

99.1	Press Release of EV Energy Partners, L.P. dated February 27, 2007.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P. (Registrant)

By:	EV Energy GP, L.P., its general partner

By:	EV Management, L.L.C., its general partner

Date: February 28, 2007	By:	/s/ Michael E. Mercer
Michael E. Mercer Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1*	Purchase Agreement, dated February 27, 2007, by and among EV Energy Partners, L.P., and the Purchasers named therein.

10.2	Registration Rights Agreement, dated February 27, 2007, by and among EV Energy Partners, L.P., and the Purchasers named therein.

99.1	Press Release of EV Energy Partners, L.P. dated February 27, 2007.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.